Exhibit 10.1

EXECUTION VERSION

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Agreement”), dated as of August 3, 2017, by and among (A) PERFORMANCE FOOD GROUP, INC., a Colorado corporation (the “Lead Borrower”); (B) the other Borrowers identified on the signature pages hereto (together with the Lead Borrower, the “Borrowers”); (C) PFGC, INC., as a Guarantor (“Holdings”); (D) the Lenders signatory hereto; (E) WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent and collateral agent for the Lenders (“Administrative Agent”); and (F) WELLS FARGO BANK, NATIONAL ASSOCIATION, as “Issuing Bank” and “Swingline Lender.”

RECITALS

WHEREAS, the Borrowers, Holdings, the Lenders party thereto and the Administrative Agent are parties to that certain Second Amended and Restated Credit Agreement dated as of February 1, 2016 (as amended, restated, supplemented or otherwise modified from time to time before the date hereof, the “Credit Agreement”).

WHEREAS, the Borrowers have requested Additional Commitments (as this and other capitalized terms used in these recitals are defined below), the effect of which, as further provided below, will be to increase the Tranche A Commitments by $325,000,000 and to increase the Tranche A-1 Commitments by $25,000,000, and certain Lenders party hereto and identified herein have agreed to provide such Additional Commitments on the terms set forth herein.

WHEREAS, additionally, the Borrowers have requested certain amendments and modifications to and under the Credit Agreement as more particularly described herein.

WHEREAS, the Administrative Agent and the Lenders party hereto have agreed, subject to the terms and conditions set forth herein, to such amendments and modifications to and under the Credit Agreement as provided herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1 Definitions. In addition to other terms which may be defined herein (including, without limitation, in the preamble and recitals to this Agreement, terms used, but not defined, herein shall have the meanings given such terms in the Credit Agreement.

SECTION 2 Additional Commitments. Subject to and in accordance with the terms and conditions set forth herein (including, without limitation, Section 4 below), and effective on and after the Effective Date (as defined in Section 4 below), the Credit Agreement is hereby amended as follows:

(a) Agreement to Provide Additional Commitments. Effective as of the Effective Date, the Tranche A Commitment and the Tranche A-1 Commitment of each Lender identified in Schedule A, attached hereto and made a part hereof (each, an “Increasing Lender”), shall be increased by the amounts set forth in Schedule A for such Increasing Lender, such that, after giving effect to this Agreement and the Additional Commitments contemplated in this Section 2, such Increasing Lender shall have the Tranche A Commitment and Tranche A-1 Commitment set forth for such Lender in Schedule A. The increased Tranche A Commitments and Tranche A-1 Commitments described in this Section 2 are “Additional Commitments” as contemplated in Section 2.17 of the Credit Agreement and are referred to herein as the “Specified Additional Commitments.”

(b) Amendment to Schedule I. Effective as of the Effective Date, Schedule I to the Credit Agreement is replaced by Schedule I to this Agreement.

(c) Terms of Specified Additional Commitments. The Specified Additional Commitments shall have, and be subject to, the same terms and conditions of the Credit Agreement and the other Loan Documents applicable to the other Tranche A Commitments and Tranche A-1 Commitments (after giving effect to the amendments to the Credit Agreement set forth herein), as applicable, and any and all Additional Loans made pursuant to the Specified Additional Commitments are intended to be, and shall be treated in every respect as, Revolving Loans (whether Tranche A Loans or Tranche A-1 Loans, as applicable). Without limiting the generality of the foregoing, (i) every Additional Loan made pursuant to any Specified Additional Commitment which is a Tranche A Commitment shall constitute a Tranche A Loan in every respect; (ii) every Additional Loan made pursuant to any Specified Additional Commitment which is a Tranche A-1 Commitment shall constitute a Tranche A-1 Loan in every respect; and (iii) the Specified Additional Commitments and the Additional Loans made pursuant thereto, as applicable, shall (A) have the same guarantees as, and be secured on a pari passu basis in right of payment and security by the same Collateral securing, the Revolving Loans (whether Tranche A Loans or Tranche A-1 Loans, as applicable); (B) have no distinction from the other Revolving Loans in terms of mandatory prepayments; (C) have the same Maturity Date as the other Revolving Loans; and (D) bear interest at the same rates of interest otherwise applicable to other Revolving Loans (whether Tranche A Loans or Tranche A Loans, as applicable). After giving effect to this Agreement, the Increasing Lenders which are providing Specified Additional Commitments which are Tranche A Commitments shall have no voting rights or class protections under the Credit Agreement and the other Loan Documents which are distinct from the voting rights and class protections of any other Lenders having Tranche A Commitments under the Credit Agreement and the other Loan Documents. After giving effect to this Agreement, the Increasing Lenders providing Specified Additional Commitments which are Tranche A-1 Commitments shall have no voting rights or class protections under the Credit Agreement and the other Loan Documents which are distinct from the voting rights and class protections of any other Lenders having Tranche A-1 Commitments under the Credit Agreement and the other Loan Documents.

(d) Additional Revolving Credit Amendment. This Agreement constitutes an Additional Revolving Credit Amendment, as contemplated in Section 2.17 of the Credit Agreement.

(e) Sequence of Events. Each party to this Agreement agrees that the Specified Additional Commitments shall be deemed to have been given effect immediately before the effectiveness of the amendments set forth in Section 3 and each Increasing Lender shall be deemed to have agreed to the amendments set forth in Section 3, in each case, subject to the other terms and conditions set forth in this Agreement.

(f) Reallocation. In accordance with Section 2.17(b)(vii) of the Credit Agreement, each Borrower hereby authorizes and directs each Increasing Lender to make, on the Effective Date, such Tranche A Loans and Tranche A-1 Loans as are requested by the Administrative Agent to cause the outstanding principal balance of all Tranche A Loans and Tranche A-1 Loans to be reallocated among the Lenders in accordance with their respective pro rata shares (as applicable and as determined by reference to the revised Schedule I attached hereto), as of the Effective Date. Each party to this Agreement authorizes the Administrative Agent to effect such reallocation, and each Lender party to this Agreement agrees to provide reasonable cooperation to the Administrative Agent in effecting such reallocation.

SECTION 3 Amendments to Credit Agreement. Subject to and in accordance with the terms and conditions set forth herein (including, without limitation, Section 4 of this Agreement), and effective on the Effective Date, the Credit Agreement is hereby amended as follows:

(a) Amendment to Credit Agreement. The cover page of the Credit Agreement is amended and replaced with the form of cover page attached hereto as Exhibit A.

(b) Amendments to Section 1.01. The following new definitions are added to Section 1.01 of the Credit Agreement in appropriate alphabetical order:

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“First Amendment” means the First Amendment to Second Amended and Restated Credit Agreement dated as of the First Amendment Effective Date.

“First Amendment Effective Date” means August 3, 2017.

“Flood Property” means a property located in a Flood Zone.

“Flood Zone” means any area having special flood hazards as described in the National Flood Insurance Act of 1968, as amended from time to time, and any successor statute, or in the Biggert-Waters Flood Insurance Reform Act of 2012, as amended from time to time, and any successor statute, or any area identified by the Federal Emergency Management Agency (or any successor agency) as a special flood hazard area.

“Trigger Amount (Certain Items)” means an amount equal to the greater of (a) $ 160,000,000 and (b) 10% of the lesser of (i) the Borrowing Base and (ii) the Revolving Credit Amount.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

(c) Additional Amendments to Section 1.01. The following definition in Section 1.01 of the Credit Agreement is amended so that it reads, in its entirety, as follows:

“Applicable Rate” means:

(a) with respect to the Tranche A Loans:

(i) at all times before the First Amendment Effective Date, a percentage per annum determined by reference to the Credit Agreement before giving effect to the amendment to the Credit Agreement effected on the First Amendment Effective Date;

(ii) on and after the First Amendment Effective Date until the first Adjustment Date after the First Amendment Effective Date, a percentage per annum equal to the applicable percentage set forth in Level I of the pricing grid below; and

(iii) on the first day of each calendar quarter (each, an “Adjustment Date”), commencing with the first calendar quarter beginning after the First Amendment Effective Date, a percentage per annum equal to the applicable percentage determined from the following pricing grid and based upon average daily Excess Availability for the most recently ended calendar quarter immediately preceding such Adjustment Date:

Level	Average Daily Excess Availability	Tranche A LIBOR Applicable Rate	Tranche A Base Rate Applicable Rate
I	Greater than or equal to the Level I Amount	1.25%	0.25%
II	Greater than or equal to the Level II Amount, but less than the Level I Amount	1.50%	0.50%
III	Less than the Level II Amount	1.75%	0.75%

As used in this clause (a), (A) “Level I Amount” means, at any time of determination, the greater of (x) 25% of the Loan Cap and (y) $400,000,000; and (B) “Level II Amount” means, at any time of determination, the greater of (x) 15% of the Loan Cap and (y) $250,000,000).

(b) with respect to the Tranche A-1 Loans:

(i) at all times before the First Amendment Effective Date, a percentage per annum determined by reference to the Credit Agreement before giving effect to the amendment to the Credit Agreement effected on the First Amendment Effective Date;

(ii) on and after the First Amendment Effective Date until the first Adjustment Date after the First Amendment Effective Date, a percentage per annum equal to the applicable percentage set forth in Level I of the pricing grid below; and

(iii) on each Adjustment Date after the First Amendment Effective Date, a percentage per annum equal to the applicable percentage determined from the following pricing grid and based upon average daily Excess Availability for the most recently ended calendar quarter immediately preceding such Adjustment Date:

Level	Average Daily Excess Availability	Tranche A-1 LIBOR Applicable Rate	Tranche A-1 Base Rate Applicable Rate
I	Greater than or equal to the Level I Amount	2.50%	1.50%
II	Less than the Level I Amount	2.75%	1.75%

As used in this clause (b), “Level I Amount” means, at any time of determination, the greater of (x) 25% of the Loan Cap and (y) $400,000,000.

(d) Additional Amendment to Section 1.01. The definition of “Cash Management Services” in Section 1.01 of the Credit Agreement is amended by (i) replacing the “and” immediately before clause (f) with “,” and (ii) inserting the following clause before the period at the end of such definition: “, and (g) supply chain finance services for the Lead Borrower and its Subsidiaries’ trade payables.”

(e) Additional Amendment to Section 1.01. The definition of “Defaulting Lender” in Section 1.01 of the Credit Agreement is amended by (i) deleting “or” before clause (d) of such definition and (ii) inserting the following clause immediately after the single instance of “capacity” in such definition: “, or (e) has become the subject of a Bail-In Action”.

(f) Additional Amendment to Section 1.01. The definition of “Other Liabilities” in Section 1.01 of the Credit Agreement is amended by inserting the following clause immediately before the term “and/or” at the end of subsection (a) thereof: “(including, without limitation, overdraft protections and similar services or arrangements in connection with deposit accounts)”.

(g) Additional Amendment to Section 1.01. The definition of “Trigger Event (Cash Dominion)” in Section 1.01 of the Credit Agreement is amended by replacing each instance of “Trigger Amount” in such definition with “Trigger Amount (Certain Items)”.

(h) Additional Amendment to Section 1.01. The definition of “Trigger Event Cure Period” in Section 1.01 of the Credit Agreement is amended by replacing each instance of “Trigger Amount” in such definition with “Trigger Amount (Certain Items)”.

(i) Additional Amendment to Section 1.01. The definition of “Trigger Event (FCCR)” in Section 1.01 of the Credit Agreement is amended by (i) deleting the single instance of “either” in such definition and (ii) replacing each instance of “Trigger Amount” in such definition with “Trigger Amount (Certain Items)”.

(j) Amendment to Section 2.17(a). The last sentence of Section 2.17(a) of the Credit Agreement is amended so that it reads, in its entirety, as follows:

Notwithstanding anything to the contrary herein, the aggregate amount of the Additional Commitments consummated, effected, or given effect after the First Amendment Effective Date (but, for the avoidance of doubt, not including those Additional Commitments effected pursuant to the First Amendment) shall not exceed $800,000,000.

(k) Amendment to Section 2.17(d). Section 2.17(d) of the Credit Agreement is amended by (i) deleting the word “and” from the end of clause (ii) thereof; (ii) replacing the “.” at the end of clause (iii) thereof with “; and”; and (iii) adding the following as a new clause (iv):

(iv) on or before such Additional Revolving Credit Closing Date, the Lead Borrower shall have received all of the confirmations required by Section 10.25(a).

(l) Amendment to Section 2.23. Section 2.23 of the Credit Agreement is amended by inserting the new clause (f) therein:

(f) No Extension Amendment or Additional Extension Amendment shall become effective unless and until the Lead Borrower shall have received all of the confirmations required by Section 10.25(a).

(m) Amendment to Section 3.07(a). Section 3.07(a) of the Credit Agreement is amended by (i) replacing the word “and” immediately before clause (B) with “, “ and (ii) amending such clause (B) so that it reads, in its entirety, as follows:

(B) in the case of any such assignment resulting from a Lender becoming a Non-Consenting Lender under Section 3.07(d)(i), the applicable Eligible Assignees shall have agreed to the applicable departure, waiver or amendment of the Loan Documents, and (C) in the case of any such assignment resulting from a Lender becoming a Non-Consenting Lender under Section 3.07(d)(ii), the applicable Eligible Assignees shall have provided the applicable confirmations.

(n) Amendment to Section 3.07(d). Section 3.07(d) of the Credit Agreement is amended so that it reads, in its entirety, as follows:

(d) A Lender shall be a “Non-Consenting Lender” if:

(i) (A) the Lead Borrower or the Administrative Agent has requested that the Lenders consent to a departure or waiver of any provisions of the Loan Documents or agree to any amendment thereto, (B) the consent, waiver or amendment in question requires the agreement of all affected Lenders in accordance with the terms of Section 10.01 or all the Lenders, (C) the Required Lenders have agreed to such consent, waiver or amendment, and (D) such Lender has not agreed to such consent, waiver, or amendment; or

(ii) (A) a Lender shall have been notified by the Administrative Agent of any contemplated Additional Revolving Credit Amendment, Extension Amendment, or Additional Extension Amendment, or other amendment hereto which has the effect of extending the Maturity Date, and such Lender shall not, for whatever reason, have provided to the Lead Borrower all of such Lender’s confirmations under Section 10.25 within the time period specified in Section 10.25, and (B) the Required Lenders shall have provided such confirmation within such time period.

(o) Amendment to Section 6.11(a). Section 6.11(a) of the Credit Agreement is amended by inserting “(but subject, in the case of Material Real Property, to Section 10.25(b))” immediately before the colon at the end of the introductory clause thereof.

(p) Amendment to Section 6.13(b). Section 6.13(b) of the Credit Agreement is amended by inserting “(but subject to Section 10.25(b))” immediately before the first comma therein.

(q) Amendment to Section 7.06(h). Section 7.06(h) of the Credit Agreement is amended by replacing the single instance of “Trigger Amount” in such section with “Trigger Amount (Certain Items)”.

(r) Amendment to Section 7.06(k)(i). Section 7.06(k)(i) of the Credit Agreement is amended by replacing the single instance of “Trigger Amount” in such section with “Trigger Amount (Certain Items)”.

(s) Amendment to Section 7.12(a)(vi)(A). Section 7.12(a)(vi)(A) of the Credit Agreement is amended by replacing the single instance of “Trigger Amount” in such section with “Trigger Amount (Certain Items)”.

(t) Amendment to Section 7.12(a)(vi)(D). Section 7.12(a)(vi)(D) of the Credit Agreement is amended by replacing the single instance of “Trigger Amount” in such section with “Trigger Amount (Certain Items)”.

(u) Amendment to Section 9.11(a). Section 9.11(a) of the Credit Agreement is amended by (i) deleting “or” before clause (vi) of such section; (ii) deleting the semi-colon at the end of such section; and (iii) inserting the following clause at the end of such section:

, or (vii) at any time selected by the Administrative Agent, in its discretion, but only with the consent of the Lead Borrower, if such property is a Mortgaged Property (A) which the Administrative Agent, the Collateral Agent, or any Lender has reasonably determined to be a Flood Property and (B) as to which the Lead Borrower has not received all of the confirmations contemplated in Section 10.25 within the time period specified in Section 10.25;

(v) Amendment to Article X. Article X of the Credit Agreement is amended by including the following new Section 10.24:

Section 10.24 Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b) the effects of any Bail-in Action on any such liability, including, if applicable:

(i) a reduction in full or in part or cancellation of any such liability;

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

(w) Amendment to Article X. Article X of the Credit Agreement is amended by adding the following new Section 10.25:

SECTION 10.25 Certain Real Property Matters.

(a) Each of the parties hereto acknowledges and agrees that, any other term or provision of this Agreement or any other Loan Document to the contrary notwithstanding, no Additional Revolving Credit Amendment, Extension Amendment, or Additional Extension Amendment, nor any other amendment hereto which has the effect of extending the Maturity Date or increasing the Aggregate Commitments, shall become effective or be consummated unless and until the Lead Borrower shall have received (within 30 days after the Administrative Agent notified the Lenders of such contemplated Additional Revolving Credit Amendment, Extension Amendment, or Additional Extension Amount, or other such amendment having the effect of extending the Maturity Date), confirmation from each of the Administrative Agent, the Collateral Agent, and each Lender that (i) such Person’s due diligence with respect to flood insurance requirements for all Mortgaged Properties has been completed, (ii) the results of such due diligence are satisfactory to such Person, and (iii) such Person has received all evidence of compliance with flood insurance requirements set forth in the Loan Documents and found such evidence reasonably satisfactory.

(b) Any other term or provision of this Agreement or any other Loan Document to the contrary notwithstanding (i) the Lead Borrower shall provide at least 30 days’ prior written notice to the Administrative Agent and the Lenders before delivering a Mortgage with respect to any Material Real Property and shall not execute and deliver any Mortgage with respect to any Material Real Property before receiving confirmation from each of the Administrative Agent, the Collateral Agent, and each of the Lenders of the completion of their respective due diligence with respect to flood insurance requirements for such Real Property and receipt of evidence of compliance with flood insurance requirements set forth in the Loan Documents that is reasonably satisfactory thereto and (ii) if, solely because of the effect of this clause (b), any Loan Party is unable to satisfy any requirement under this Agreement or any other Loan Document (including, without limitation, the Collateral and Guarantee Requirement), then such Loan Party’s performance of such requirement shall be excused, but only for so long as this this clause (b) is the sole reason for such Loan Party’s failure to satisfy such requirement.

(x) Appointment of Certain Roles and Titles. Effective as of the First Amendment Effective Date, with respect to the Credit Agreement, (i) Capital One, National Association, is appointed as a Documentation Agent and (ii) J.P. Morgan Securities LLC is appointed as a Joint Lead Arranger and as a Joint Bookrunner. The appointment of such Persons in such capacities, and such Persons’ acting in such capacities, shall be subject to, and entitled to the benefits afforded by, the terms of the Credit Agreement, including, without limitation, Section 9.12 thereof.

SECTION 4 Effectiveness. This Agreement (including, without limitation, the Specified Additional Commitments contemplated in Section 2 and the amendments to the Credit Agreement contemplated in Section 3) shall become effective on the date upon which each of the following conditions is satisfied (such date, the “Effective Date”) (provided, however, that, any other term or provision of this Agreement to the contrary notwithstanding, the Effective Date shall never occur if it does not occur on or before September 30, 2017):

(a) Receipt of Certain Documents. The Administrative Agent shall have received each of the following, each of which shall be an original, facsimile, or other electronic format (followed promptly by an original) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party, each in form and substance reasonably satisfactory to the Administrative Agent and its legal counsel:

(i)	counterparts of this Agreement duly executed by the Borrowers, Holdings, the Required Lenders, the Administrative Agent, the Collateral Agent, the Issuing Bank, and the Swingline Lender;

(ii)	counterparts of the Guarantor Acknowledgement duly executed by the Guarantors (other than Holdings).

(iii)	a Note executed by the Borrowers in favor of each Increasing Lender that has requested a Note at least two Business Days in advance of the Effective Date;

(iv)	if requested by the Administrative Agent or if any Borrower elects to borrow on the Effective Date, a Request for Credit Extension in accordance with the requirements of the Credit Agreement (as amended hereby);

(v)	(A) such certificates of resolutions or other action (including, without limitation, certified copies of resolutions of the Board of Directors of each Borrower with respect to the Specified Additional Commitments, approving the execution, delivery and performance of this Agreement), incumbency certificates and/or other certificates of Responsible Officers of each Loan Party and each Guarantor as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and (B) a good standing certificate from the applicable Governmental Authority of each Loan Party’s and each Guarantor’s jurisdiction of incorporation, organization or formation, each dated a recent date prior to the Effective Date; and

(vi)	(A) an opinion from Simpson Thacher & Bartlett LLP, New York counsel to the Loan Parties and (B) an opinion of local counsel to the Loan Parties (other than with respect to the State of Ohio and the State of California), which opinions, in each case, shall be addressed to the Administrative Agent and the Lenders, be reasonably acceptable to the Administrative Agent, and cover such matters of law as the Administrative Agent shall reasonably request.

(b) Payment of Fees and Expenses. All fees and expenses required to be paid hereunder, under the Fee Letter and invoiced on or before the Effective Date shall have been paid in full in cash or the Administrative Agent shall be satisfied with the arrangements made for the payment of such fees and expenses on the Effective Date.

(c) Conditions Precedent. Each of the conditions precedent set forth in Section 4.02 shall have been satisfied both before and after giving effect to this Agreement and the making of any Revolving Loans under the Specified Additional Commitments.

SECTION 5 Limited Effect. Except as expressly provided herein, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect. This Agreement shall not be deemed (a) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document or a waiver of any Default or Event of Default, (b) to prejudice any right or rights which Administrative Agent or Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented, or modified from time to time, or (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with any Borrower or any other Person with respect to any waiver, amendment, modification, or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of Lenders or Administrative Agent, or any of them, under or with respect to any such documents.

SECTION 6 Representations and Warranties.

(a) General Representations and Warranties. Each Loan Party party hereto represents and warrants, as of the Effective Date, that (i) it has the corporate or other power and authority to execute, deliver and perform its obligations under this Agreement, (ii) it has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Agreement, (iii) this Agreement has been duly executed and delivered on behalf of such Loan Party and (iv) this Agreement constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms; provided, that the enforceability hereof is subject to general principles of equity, to a covenant of good faith and fair dealing and to Debtor Relief Laws.

(b) Specific Representations and Warranties.

(i) Each Loan Party party hereto represents and warrants, as of the Effective Date, that (A) the representations and warranties made by such Loan Party contained in Article V of the Credit Agreement or any other Loan Document are true and correct in all material respects on and as of the Effective Date; provided, that to the extent that such representations and warranties specifically refer to an earlier date, they were true and correct in all material respects as of such earlier date; provided, further, that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect,” or similar language is true and correct (after giving effect to any qualification therein) in all respects on the Effective Date (or, in the case of the representations and warranties described in the immediately preceding proviso, were true and correct (after giving effect to any qualification therein) in all respects as of such earlier date) and (B) no Default or Event of Default has occurred and is continuing or will result after giving effect to this Agreement on and as of the Effective Date; and

(ii) Holdings represents and warrants that on the Effective Date, Holdings and its Subsidiaries, on a consolidated basis, are Solvent.

SECTION 7 Execution in Counterparts; Loan Document. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof. This Agreement is a Loan Document.

SECTION 8 Governing Law. This Agreement shall be governed by the laws of the State of New York.

SECTION 9 Entire Agreement. This Agreement is the entire agreement, and supersedes any prior agreements and contemporaneous oral agreements, of the parties concerning its subject matter.

SECTION 10 Successors and Assigns. This Agreement shall be binding on and inure to the benefit of the parties and their respective heirs, beneficiaries, successors and permitted assigns.

SECTION 11 Statement Concerning Florida Mortgages. Any other term or provision of this Agreement or any other Loan Document to the contrary notwithstanding, each of the Loan Parties and the Agent affirm that the recovery limitations in each Mortgage recorded in the State of Florida remain in full and effect, without modification.

[Continued on following page.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers, all as of the day and year first written above.

Performance Food Group, Inc.

First Amendment to Second Amended and Restated Credit Agreement

Signature Page

Guarantor Acknowledgement

Each of the undersigned, in its capacity as a Guarantor, acknowledges that its consent to the foregoing Agreement is not required, but each of the undersigned nevertheless does hereby consent to the foregoing Agreement and to the documents and agreements referred to therein. Nothing herein shall in any way limit any of the terms or provisions of the Guaranty of the undersigned or the Collateral Documents executed by the undersigned in the Administrative Agent’s and the Lenders’ favor, or any other Loan Document executed by the undersigned (as the same may be amended from time to time), all of which are hereby ratified and affirmed in all respects.

GUARANTORS:

AFFLINK, LLC

By: ______________________
Name: Jeffery W. Fender
Title: Vice President and Treasurer

AFFLINK HOLDING CORPORATION

By: ______________________
Name: Jeffery W. Fender
Title: Vice President and Treasurer

FOODSERVICE PURCHASING GROUP, LLC

By: ______________________
Name: Jeffery W. Fender
Title: Vice President and Treasurer

FOX RIVER FOODS, INC.

By: ______________________
Name: Jeffery W. Fender
Title: Vice President and Treasurer

FRF TRANSPORT, INC.

By: ______________________
Name: Jeffery W. Fender
Title: Vice President and Treasurer

Performance Food Group, Inc.

First Amendment to Second Amended and Restated Credit Agreement

Signature Page

Performance Food Group, Inc.

First Amendment to Second Amended and Restated Credit Agreement

Signature Page

Performance Food Group, Inc.

First Amendment to Second Amended and Restated Credit Agreement

Signature Page

Performance Food Group, Inc.

First Amendment to Second Amended and Restated Credit Agreement

Signature Page

Performance Food Group, Inc.

First Amendment to Second Amended and Restated Credit Agreement

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Performance Food Group, Inc.

First Amendment to Second Amended and Restated Credit Agreement

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Performance Food Group, Inc.

First Amendment to Second Amended and Restated Credit Agreement

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Performance Food Group, Inc.

First Amendment to Second Amended and Restated Credit Agreement

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Performance Food Group, Inc.

First Amendment to Second Amended and Restated Credit Agreement

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Performance Food Group, Inc.

First Amendment to Second Amended and Restated Credit Agreement

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Performance Food Group, Inc.

First Amendment to Second Amended and Restated Credit Agreement

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Performance Food Group, Inc.

First Amendment to Second Amended and Restated Credit Agreement

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Performance Food Group, Inc.

First Amendment to Second Amended and Restated Credit Agreement

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Performance Food Group, Inc.

First Amendment to Second Amended and Restated Credit Agreement

Signature Page

Performance Food Group, Inc.

First Amendment to Second Amended and Restated Credit Agreement

Signature Page

Performance Food Group, Inc.

First Amendment to Second Amended and Restated Credit Agreement

Signature Page

Performance Food Group, Inc.

First Amendment to Second Amended and Restated Credit Agreement

Signature Page

Performance Food Group, Inc.

First Amendment to Second Amended and Restated Credit Agreement

Signature Page

Performance Food Group, Inc.

First Amendment to Second Amended and Restated Credit Agreement

Signature Page

Performance Food Group, Inc.

First Amendment to Second Amended and Restated Credit Agreement

Signature Page

EXHIBIT A

U.S. $1,950,000,000

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of February 1, 2016

And Amended as of August 3, 2017

among

PERFORMANCE FOOD GROUP, INC.,

as Lead Borrower for the Borrowers named herein,

PFGC, INC.,

as Holdings,

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Administrative Agent and Collateral Agent,

and

THE OTHER LENDERS PARTY HERETO

BANK OF MONTREAL,

BANK OF AMERICA, N.A.,

COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, and

BARCLAYS BANK PLC,

as Syndication Agents,

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,

JPMORGAN CHASE BANK, N.A., and

CAPITAL ONE, NATIONAL ASSOCIATION,

as Documentation Agents,

WELLS FARGO BANK, NATIONAL ASSOCIATION,

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,

BMO CAPITAL MARKETS,

BARCLAYS BANK PLC,

CREDIT SUISSE SECURITIES (USA) LLC, and

J.P. MORGAN SECURITIES LLC,

as Joint Lead Arrangers and

Joint Bookrunners

SCHEDULE A

Lender	Tranche A Increase	Total Tranche A Commitment*	Tranche A-1 Increase	Total Tranche A-1 Commitment*
Wells Fargo Bank, National Association	$70,375,000	$355,000,000	4,625,000	$45,000,000
Bank of America, N.A.	$30,577,275	$157,139,775	4,422,725	$12,860,225
Bank of Montreal	$30,577,275	$157,139,775	4,422,725	$12,860,225
Barclays Bank PLC	$20,000,000	$120,000,000	0.00	$0.00
Credit Suisse AG, Cayman Islands Branch	$18,718,000	$113,343,000	1,282,000	$6,657,000
JPMORGAN Chase Bank, N.A.	$22,362,500	$116,987,500	2,637,500	$8,012,500
Cooperatieve Rabobank U.A., New York Branch	$9,207,000	$98,269,500	793,000	$6,730,500
PNC Bank, National Association	$14,468,750	$97,343,750	531,250	$2,656,250
Regions Bank	$16,250,000	$96,250,000	750,000	$3,750,000
U.S. Bank, National Association	$18,590,000	$93,590,000	1,410,000	$6,410,000
Capital One Business Credit Corp.	$27,957,000	$98,269,500	2,043,000	$6,730,500
Citizens Business Capital	$4,559,500	$74,872,000	440,500	$5,128,000
TD Bank, NA	$15,000,000	$82,000,000	0.00	$0.00
City National Bank, a National Banking Association	$12,070,700	$68,320,700	929,300	$4,679,300
Compass Bank	$9,287,000	$51,474,500	713,000	$3,525,500
Morgan Stanley Bank, NA	$5,000,000	$45,000,000	0.00	$0.00

*	After giving effect to the Specified Additional Commitments.

SCHEDULE I – COMMITMENTS

PERFORMANCE FOOD GROUP, INC.

REVOLVER ALLOCATIONS

			Pro Rata Allocations
Lender	Total Allocation	(%) Allocation	Tranche A Allocation	Tranche A (%)	Tranche A-1 Allocation	Tranche A-1 (%)
Wells Fargo Bank, National Association	$400,000,000	20.512820512%	$355,000,000	19.452054794%	$45,000,000	36.000000000%
Bank of America, N.A.	$170,000,000	8.717948717%	$157,139,775	8.610398630%	$12,860,225	10.288180000%
Bank of Montreal	$170,000,000	8.717948717%	$157,139,775	8.610398630%	$12,860,225	10.288180000%
Barclays Bank PLC	$120,000,000	6.153846153%	$120,000,000	6.575342465%	$0.00	0.000000000%
Credit Suisse AG, Cayman Islands Branch	$120,000,000	6.153846153%	$113,343,000	6.210575342%	$6,657,000	5.325600000%
JPMORGAN Chase Bank, N.A.	$125,000,000	6.410256410%	$116,987,500	6.410273972%	$8,012,500	6.410000000%
Cooperatieve Rabobank U.A., New York Branch	$105,000,000	5.384615384%	$98,269,500	5.384630136%	$6,730,500	5.384400000%
PNC Bank, National Association	$100,000,000	5.128205128%	$97,343,750	5.333904109%	$2,656,250	2.125000000%
Regions Bank	$100,000,000	5.128205128%	$96,250,000	5.273972602%	$3,750,000	3.000000000%
U.S. Bank, National Association	$100,000,000	5.128205128%	$93,590,000	5.128219178%	$6,410,000	5.128000000%
Capital One Business Credit Corp.	$105,000,000	5.384615384%	$98,269,500	5.384630136%	$6,730,500	5.384400000%
Citizens Business Capital	$80,000,000	4.102564102%	$74,872,000	4.102575342%	$5,128,000	4.102400000%
TD Bank, NA	$82,000,000	4.205128205%	$82,000,000	4.493150684%	$0.00	0.000000000%
City National Bank, a National Banking Association	$73,000,000	3.743589743%	$68,320,700	3.743600000%	$4,679,300	3.743440000%
Compass Bank	$55,000,000	2.820512820%	$51,474,500	2.820520547%	$3,525,500	2.820400000%
Morgan Stanley Bank, NA	$45,000,000	2.307692307%	$45,000,000	2.465753424%	$0.00	0.000000000%
TOTALS	$1,950,000,000	100.000000000%	$1,825,000,000	100.000000000%	$125,000,000	100.000000000%